Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of CEO

In connection with the Quarterly Report of Frequency Electronics, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas McClelland, Interim President and Chief Executive Officer and Chief Scientist of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

               /s/   Thomas McClelland                                                                                              September 14, 2022

Thomas McClelland

Interim President and Chief Executive Officer and Chief Scientist

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Certification of CFO

In connection with the Quarterly Report of Frequency Electronics, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven L. Bernstein, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

               /s/   Steven L. Bernstein                                                                                               September 14, 2022

Steven L. Bernstein

Chief Financial Officer, Secretary and Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.